MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
17a-7  (PORTFOLIO TRADES WITH  AFFILIATES)
FOR THE PERIOD JANUARY 1, 1999 -APRIL 30 , 1999



TRANSACTION			SHARES/	LOCAL			US $	SELLER
DATE	SECURITY		PAR	PRICE	   CURRENCY	VALUE		BUYER

ASIAN  EQUITY PORTFOLIO
01/20/99 Swire Pacific		47,000 	37.4000 	HK	226,857 SICAV Mid Cap Value
Portfolio
								 		MSDWIF Asian Equity Portfolio

EMERGING MARKET DEBT PORTFOLIO
01/21/99 Jordan Discount Bond	250,000 0.5950 		US	148,750 MSDWIF Emerging
Markets Debt Portfolio
									 	LGT Capital Management Emerging Market Debt

EUROPEAN  EQUITY PORTFOLIO
03/11/99 Nordbanken  Holdings	50,500 	49.4000 	SW	305,637 MSDWIF
European Equity Portfolio
										Advance Asset Management
03/12/99 Michelin		640 	40.2300 	EU	28,177 	MSDWIF European Equity Portfolio
									 	Southland
03/12/99 Nestle			70 	2,708.0000	SX	129,853 MSDWIF European Equity Portfolio
										JB Were Asset Management
03/12/99 Nestle			30 	2,708.0000 	SX	55,651 	MSDWIF European Equity Portfolio
										Southland
03/12/99 Total Sa-B		140 	106.5000 	EU	16,317 	MSDWIF European Equity
 Portfolio
										Kreissparkasse Hildesheim Euro Equity
03/12/99 Total Sa-B		230 	106.5000 	EU	26,806 	MSDWIF European Equity
 Portfolio
										New England Zenith Fund International
03/12/99 Total Sa-B		110 	106.5000 	EU	12,820 	MSDWIF European Equity
Portfolio
										Equipsuper
03/12/99 Total Sa-B		470 	106.5000 	EU	54,778 	MSDWIF European Equity
Portfolio
										Ronald Family Trust International Magnum
03/12/99 Total Sa-B		120 	106.5000 	EU	13,986 	MSDWIF European Equity
 Portfolio
										BHP Staff
03/12/99 Total Sa-B		130 	106.5000 	EU	15,151 	MSDWIF European Equity
Portfolio
										MSDWUF  International Magnum
03/12/99 Total Sa-B		40 	106.5000 	EU	4,662 	MSDWIF European Equity Portfolio
										Van Kampen Gobal  Franchise
03/12/99 Total Sa-B		960 	106.5000 	EU	111,887 MSDWIF European Equity
Portfolio
										Van Kampen International Magnum Fund
03/12/99 Total Sa-B		70 	106.5000 	EU	8,158 	MSDWIF European Equity Portfolio
										MSDW  Continental
03/12/99 Ing Groep NV		815 	51.0000 	EU	45,487 	MSDWIF European Equity
Portfolio
										Provident Fund
03/12/99 Ing Groep NV		2,535 	51.0000 	EU	141,484 MSDWIF European Equity
Portfolio
										JB Were Asset Management
03/12/99 Ing Groep NV		1,810 	51.0000 	EU	101,020 MSDWIF European Equity
Portfolio
										MS Universal Global Equity Fund
03/12/99 Ing Groep NV		1,540 	51.0000 	EU	85,951 	MSDWIF European Equity
Portfolio
										Engineering Ind Pension
03/12/99 Basf Ag		6,100 	32.7000 	EU	218,291 MSDWIF European Equity Portfolio
										JB Were Asset Management
										MSDWUF Global Equity
03/12/99 Volkswagen Ag Pfd	1,335 	35.4500 	EU	51,791 	MSDWIF European Equity
 Portfolio
										Engineering Ind Pension
03/12/99 Volkswagen Ag Pfd	365 	35.4500 	EU	14,160 	MSDWIF European Equity
Portfolio
										Southland

EUROPEAN REAL ESTATE PORTFOLIO
01/07/99 Asticus AB		34,600 	75.0000 	SW	328,485 MSDWIF European Real Estate
 Portfolio
										MS SICAV European Real Estate Fund
01/29/99 Fonciere Lyonnaise	890 	128.6000 	EU	130,072 MSDWIF European Real
Estate Portfolio
										MS SICAV European Real Estate Fund
03/02/99 Dunloe Ewart Plc	202,540 0.3200 		EU	70,823 	MSDWIF European Real
Estate Portfolio
										MS SICAV European Real Estate Fund
03/03/99 Sponda 		31,660 	5.0000 		EU	172,318 MSDWIF European Real Estate
Portfolio
										MS SICAV European Real Estate Fund

GLOBAL EQUITY PORTFOLIO
01/07/99 Cadiz Land Company Inc	35,800 	8.1250 		US	290,875 MSDWIF Global
Equity
										MS SICAV Global Equity
01/08/99 Enhance Financial Svcs	21,300 	27.9375 	US	595,069 Ducato Global
 Equity Fund
										MSDWIF Global Equity
03/24/99 Houghten Mifflin Co	5,000 	43.3125 	US	216,563 MSDWIF Global Equity
										JB Were Asset Management
03/24/99 Houghten Mifflin Co	4,500 	43.3125 	US	194,906 MSDWIF Global Equity
										MS SICAV Global Equity
04/06/99 Green Property		64,600 	5.4300 		EU	383,021 Verena Global Equity
										MSDWIF Global Equity
04/06/99 Pernod Ricard		3,010 	56.0000 	EU	182,231 Verena Global Equity
										MSDWIF Global Equity
04/06/99 UST Corp		22,400 	21.3125 	US	477,400 Verena Global Equity
										MSDWIF Global Equity
04/06/99 Terra Nova 		10,000 	23.0000 	US	230,000 Verena Global Equity
										MSDWIF Global Equity

INTERNATIONAL SMALL CAP PORTFOLIO
01/07/99 Green Property		1,700 	5.5000 		EU	10,909 	MS SICAV  Global
 Small Cap
										MSDWIF International Small Cap
01/27/99 Nobel Biocare 		57,300 	117.5000 	SW	872,796 Coutts Global Small Cap
										MSDWIF International Small Cap
03/02/99 Zehnder Holding 	10 	595.0000 	SX	4,081 	MS SICAV  Global  Small Cap
										MSDWIF International Small Cap
03/24/99 Matthews Bernard	56,000 	1.2650 		UK	116,234 MSDW International
Small Cap
										MSDWIF International Small Cap

US REAL ESTATE PORTFOLIO
01/22/99 Carramerica Realty	35,930 	22.6250 	US	812,916	MS SICAV  US Real
Estate
										MSDWIF US Real Estate Portfolio


* All Transactions were completed in accordance with Rule 17a-7 and Board-approved Rule 17a-7 procedures.

EU - European Monetary Unit
HK - Hong Kong Dollar
SW -Swedish Krona
SX -Swiss Franc
UK -British Pound
US -United States Dollar